SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                     The Securities and Exchange Act of 1834

         Date of Report (Date of earliest event reported): July 6, 1998

                               SEAFOODS PLUS, LTD.
             (Exact name of registrant as specified in its charter)

         UTAH                        0-21853                    87-0413539
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)

                110 Commerce Drive, Allendale, New Jersey 07401
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (201) 236-1100

                                 Not applicable
         (Former name or former address, if changed since last report.)


Item 4.  Changes in Registrant's Certifying Accountant.

     On July 6, 1998, the registrant engaged Wiss & Company, LLP as its principal accountants. Wiss & Company, LLP has been the principal accountants for Cadapult Graphic Systems Inc., a New Jersey corporation ("Cadapult"), since April 23, 1998. Pursuant to a reorganization which was completed on June 18, 1998, Cadapult became a wholly-owned subsidiary of the registrant. The Board of Directors of the registrant has selected Wiss & Company to serve as the registrant's principal accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SEAFOODS PLUS, LTD.
                                           (Registrant)

Date:  July 8, 1998                        /s/ Michael W. Levin
                                           ----------------------------------
                                           Michael W. Levin, President